Exhibit 32.1

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TKB Critical Technologies 1 (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Angela Blatteis, Co-Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 9, 2022

By:	/s/ Angela Blatteis
Angela Blatteis
Co-Chief Executive Officer and Chief Financial Officer
(Co-Principal Executive Officer and Principal Financial Officer)